SHELTON GREATER CHINA FUND
Supplement dated October 15, 2013
to the Prospectus dated May 1, 2013

The Shelton Greater China Fund Prospectus is being revised to reflect the following information:

Management and Organization – Fund Management (page 6 of the Prospectus)
This section has been replaced in its entirety by the following language:

The investment advisor for the Fund is Shelton Capital Management, a California limited partnership, located at 44 Montgomery Street, Suite 2100, San Francisco, CA 94104. Shelton Capital has $894 million of assets under management of which $817 million are mutual fund assets as of March 31, 2013. Shelton Capital has been managing mutual funds since 1985. Shelton Capital is responsible for managing the Fund and handling the administrative requirements of the Fund. As compensation for managing the Fund, Shelton Capital receives a management fee from the Fund of 1.25%.  For the fiscal year ended December 31, 2012, Shelton Capital Management received fees, net of reimbursement of $213,498.  Prior to October 1, 2012 the Fund was sub-advised by Nikko Asset Management Co., Ltd.

Mr. William Mock is the portfolio manager of the Fund (the “Portfolio Manager”) and has served as Portfolio Manager since October 1, 2012.    He also serves as lead portfolio manager of the management team for fixed income funds, since 2010.  He joined ETSpreads, LLC, an affiliated investment adviser of Shelton Capital Management, in 2007.  He served as a portfolio manager and co-portfolio manager for Shelton Capital Management from 2001 to 2003, managing the fixed income funds. He left the firm in 2003 to work for TKI Capital Management, a convertible arbitrage hedge fund, where he served as head Trader until 2006.  Prior to 2001, Mr. Mock gained investment and trading experience at Social Generale and Citibank, N.A.   Mr. Mock earned a BS in engineering from Kansas State University and received his MBA from the University of Chicago Graduate School of Business.

The Fund's statement of additional information (“SAI”) provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager's ownership of securities of the Fund.

How to Sell Shares – Other Redemption Policies (Page 9 of the Prospectus)
The following statement is being added to the beginning of this section:

The Fund applies a redemption fee of 2% to shares purchased and held 90 days or less from the date of purchase.

Supplement to the Statement of Additional Information dated May 1, 2013

Page 22 of the Statement of Additional Information, the second paragraph has been amended to include the following text at the end of the paragraph.

The commissions paid during the fiscal years 2012 and 2011 were higher than prior years due to a number of factors.  These factors included (i) the change in portfolio management, (ii) the investment objective and investment focus of the Fund was changed from that of the Republic of China (Taiwan) to the Greater China region resulting in a significant restructuring of the portfolio to meet the investment objective causing a larger than normal repositioning of the securities held, and (iii) during the period of restructuring, the markets were extremely volatile causing the management team to continually adjust the portfolio securities held to meet the objective.   All of these factors taken in total resulted in higher than normal brokerage commissions being paid.